Exhibit 99.1

JP MORGAN GAMING, LODGING, RESTAURANT, AND LEISURE MANAGEMENT ACCESS FORUM MARCH 11, 2021

FORWARD LOOKING STATEMENTS

Some of the statements, estimates or projections contained in this presentation are "forward-looking statements" within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, our expectations regarding the resumption of cruise voyages and the timing for such resumption of cruise voyages, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like "expect," "anticipate," "goal," "project," "plan," "believe," "seek," "will," "may," "forecast," "estimate," "intend," "future" and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: the spread of epidemics, pandemics and viral outbreaks and specifically, the COVID-19 pandemic, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price; our ability to comply with the CDC's Framework for Conditional Sailing Order and any additional or future regulatory restrictions on our operations and to otherwise develop enhanced health and safety protocols to adapt to the pandemic's unique challenges once operations resume and to otherwise safely resume our operations when conditions allow; coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise; our success in reducing operating expenses and capital expenditures and the impact of any such reductions; our guests' election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election; trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto; the unavailability of ports of call; future increases in the price of, or major changes or reduction in, commercial airline services; adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events; adverse incidents involving cruise ships; adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; any further impairment of our trademarks, trade names or goodwill; breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; fluctuations in foreign currency exchange rates; overcapacity in key markets or globally; our expansion into and investments in new markets; our inability to obtain adequate insurance coverage; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; our reliance on third parties to provide hotel management services for certain ships and certain other services; our inability to keep pace with developments in technology; changes involving the tax and environmental regulatory regimes in which we operate; and other factors set forth under "Risk Factors" in our most recently filed Annual Report on Form 10-K. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

AGENDA Company Overview Financial Update Appendix

Three brands spanning major all market categories Ships in Fleet 28 Berths ~59,150 Ships on Order 9* Berths on Order ~23,850 Ports Visited in 2019 490+ Passengers Carried in 2019 ~2.7 million Company Employees ~34,000 NCLH OVERVIEW 4 * Next newbuild delivery not until Q3 2022

PORTFOLIO OF THREE AWARD-WINNING BRANDS

NCL NORWEGIAN CRUISE LINE®	■ 17 ships / 50,520 berths ■ Six ships on order for delivery in Q3 2022 – 2027 ■ Youngest fleet of major North American cruise brands ■ Offerings for the entire gamut of potential cruisers with unparalleled entertainment, dining and accommodations, including The Haven private keycard access luxury enclave with upscale amenities ■ Repeat guests typically comprise ~45% of passengers
OCEANIA CRUISES®	■ 6 ships / 5,240 berths ■ Two next generation Allura Class ships on order for delivery in 2023 and 2025 ■ The finest cuisine at sea, country club casual, destination specialist ■ Targeting affluent retired/semi-retired seasoned travelers ■ Repeat guests typically comprise ~60% of passengers
Regent SEVEN SEAS CRUISES®	■ 5 ships / 3,390 berths ■ Launched Seven Seas Splendor in 2020 - "Luxury Perfected" and Seven Seas Explorer in 2016 - "The Most Luxurious Cruise Ship Ever Built" ■ Third Explorer Class ship on order for delivery in 2023 ■ The Most Inclusive Luxury Experience ■ Repeat guests typically comprise ~60% of passengers

Portfolio of award-winning brands generate highest yields in the industry

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

STRONG OPERATOR WITH COMPELLING COMPETITIVE ADVANTAGES A leading operator in upscale experiences Three award - winning brands Go - to - market strategy Sizable yet nimble fleet Differentiated pricing drivers Strong financial track record Fastest growing cruise operator 1 Highly experienced management team Efficient organizational structure Youngest fleet of major operators 1 Compared to major publicly traded cruise operators, RCL and CCL.

NAVIGATING THROUGH COVID-19

✓ Addressed Significant Operational Challenges	▪ Announced voyage suspension through May 31 across all three brands ▪ Majority of ships are at or transitioning to reduced manning status ▪ Repatriating certain crew members
✓ Swift Execution of Financial Action Plan	▪ Raised ~$7.5 billion[1] from various sources since the onset of the pandemic allowing the Company to withstand a prolonged voyage suspension ▪ Significantly reduced operating expenses and capital expenditures ▪ Temporary pay reduction and furloughs for certain shoreside team members ▪ Improved debt maturity profile
✓ Roadmap to Relaunch	▪ The Healthy Sail Panel (HSP), a team of leading experts, provided 74 detailed recommendations across five key focus areas for safer cruising in the current public health environment ▪ CLIA and its member lines announce mandatory core elements of health protocols including a travel-industry first with 100% COVID-19 testing for guests and crew ▪ Continue to work through requirements of the CDC's Framework for Conditional Sailing Order to resume cruising in the U.S.

1. Figure presented is gross and does not take into account fees, repayments and use of proceeds.

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

ROADMAP TO RELAUNCH AND RESUMPTION OF CRUISE VOYAGES Develop Enhanced Health and Safety Protocols 1 Address Global Port Availability and Travel Restrictions 2 Activate Sales and Marketing Machine and Stimulate Demand 3 Initiate Gradual Phased Relaunch 4 ▪ Healthy Sail Panel provides 74 detailed recommendations ▪ CLIA lines commit to 100% COVID - 19 testing of guests and crew ▪ Operationalization of CDC Conditional Order ▪ Incorporating vaccine advancements into strategy ▪ Focus on market - to - fill strategy versus discount - to - fill ▪ Disciplined ramp up of marketing investments once voyage resumption plan is set ▪ Trial sailings & independent third - party audit prior to guest voyages ▪ Limited initial re - start with gradual approach to mobilizing full fleet over time ▪ Industry cruising re - started in certain regions, most of which were subsequently paused and are beginning to resume again ▪ Virus prevalence declining but still elevated in many regions 8

HEALTH AND SAFETY

- The Healthy Sail Panel (HSP), a group of globally recognized scientific and medical experts assembled in collaboration with Royal Caribbean Group, has provided 74 detailed health and safety recommendations across five focus areas to reduce the risk of COVID-19 on cruise ships.
- Our health and safety strategy is expanding from focusing on preventative measures to now also including the protective benefits of vaccines.
- CLIA member lines have committed to mandatory core elements of health protocols upon a resumption of cruising in the U.S., including 100% COVID-19 testing for guest and crew prior to boarding, a travel industry first.
- Company announced partnership with AtmosAir Solutions to install continuous disinfection air purification systems across its 28-ship fleet. The new air filtration system technology will feature continuous active disinfection through bi-polar ionization in the air and on surfaces using an all-natural solution with no harmful chemicals, radiations or by-products.

Health and safety strategy is expanding to incorporate the benefits of vaccines

For the full Healthy Sail Panel report visit http://www.nclhltd.com/Health-and-Safety or click here.
To learn more about the AtmosAir partnership click here.

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NORWEGIAN CRUISE LINE HOLDINGS LTD.

AGENDA Company Overview Financial Update Appendix

BOOKING TRENDS UPDATE

- Continued strong demand for future cruise vacations, despite reduced marketing investments.
- Cumulative booked position for 2H 2021 remains below historical levels, driven by continued uncertainty around timing of the resumption of cruising and the shift of limited marketing investments to 2022 sailings. Pricing for 2H 2021 is in line with pre-pandemic levels, even after including the impact of enhanced FCCs.
  - ~75% of the cumulative booked position for 2H 2021 is cash bookings vs. FCCs
  - ~60% of the cumulative booked position for 2H 2021 are loyal repeat cruisers to our brands
- While still early in the booking cycle, 2022 booking trends are very positive driven by strong pent up demand. The Company is experiencing robust future demand across all brands with the overall cumulative booked position for the first half of 2022 significantly ahead of 2019's record levels with pricing in line when excluding the dilutive impact of FCCs.
  - Booking volumes in January and February sequentially improved by approximately 40% from November and December 2020 levels. Over 80% of these bookings were new, cash bookings.
- Approximately 40% of FCCs issued have been rebooked to-date.
- Oceania Cruises' 2023 *Around the World in 180 Days* voyage sold out within one day of opening for sale to the general public on January 27, 2021. More than one-third of all bookings came from new-to-brand guests and approximately 20% of guests opted to extend their voyage beyond 180 days up to a total of 218 days.

Strong demand for future cruises continues

Note: All information above is as of Q4 and FY 2020 Earnings Call on 2/25/21

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

COVID-19 FINANCIAL ACTION PLAN

Q420-Q121 Initiatives

1 Further Reduction of Operating Expenses & Capital Expenditures	▪ Transitioning all vessels to reduced manning status ▪ Extended furloughs and temporary pay reductions for certain shoreside team members ▪ Reductions or deferrals of near-term marketing expenses and non-essential capital expenditures ▪ Deferred approximately €220 million of newbuild-related payments through March 31, 2022
2 Improved Debt Maturity Profile	▪ Amended ECA-backed agreements to defer ~$680M of amortization through March 31, 2022 and received covenant waivers through December 31, 2022 ▪ Amended Senior Secured Credit Facility to defer ~$70M of amortization payments due prior to June 30, 2022 and suspend testing of certain covenants through December 31, 2022 ▪ Repaid Pride of America and Norwegian Jewel credit facilities maturing in 2022 and repurchased *L Catterton* exchangeable notes due 2026 with proceeds from our March offerings
3 Secured Additional Capital	▪ Raised ~$824M, net in November through a common equity offering ▪ Issued ~$850M in December through a senior unsecured notes offering ▪ Issued ~$1.1B in March through two senior unsecured notes offerings and used ~$450M of proceeds to repay Norwegian Jewel and Pride of America credit facilities ▪ Raised ~$1.4B in March through a common equity offering and used ~$1B of proceeds to repurchase *L Catterton* exchangeable notes due 2026

Enhanced liquidity profile through continued efforts to reduce costs, conserve cash, raise capital and extend debt maturities

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

Action Plan

MARCH CAPITAL MARKETS TRANSACTIONS

Senior Unsecured Notes Offerings

- Issued $1.1B of new senior unsecured notes and repaid Norwegian Jewel and Pride of America credit facilities which matured in 2022
  - $575M of 5.875% senior unsecured notes due 2026 as a tack-on to the $850M December notes offering
  - $525M of 6.125% senior unsecured notes due 2028
- Transactions resulted in incremental liquidity of ~$650M

Common Equity Offering & *L* Catterton Note Repurchase

- Offensively managed balanced sheet by 1) reducing debt while adding primary equity, 2) generating incremental liquidity with limited additional dilution and 3) reducing future interest expense
- Raised $1.4B[1] of net proceeds through a public common equity offering at $30/share. Used $1B of net proceeds to fully repay ~$414M *L* Catterton exchangeable notes due 2026
- Transactions resulted in incremental liquidity of ~$380M[1]
- Opportunistic transaction has several strategic benefits including:
  - Enhanced balance sheet by effectively converting debt to equity with pre-payment of debt at par
  - Early redemption allowed for the Company to repurchase the equivalent of ~34.9M shares, significantly less than what would have been required if the notes were held to maturity (~42.3M shares)
  - Unlocked value and added incremental liquidity with limited additional dilution to shareholders as the vast majority of shares issued were already reserved for *L* Catterton
  - Reduced future interest expense burden

Strategic capital raises in March add ~$1B of incremental liquidity

1. Does not include the over-allotment of up to 5M shares, which the underwriter may still exercise.

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

Debt Maturity Profile ($ in Billions) Note: Based on debt outstanding as of 12/31/2020, pro - forma for debt modifications, deferrals and issuance transactions through 3/9/2021. Action Plan IMPROVED DEBT MATURITY PROFILE Significantly extended debt maturity profile 14 2021 2022 2023 2024 2025 2026 Thereafter ECA Loans, Capital Leases & Other 3.625% Senior Unsecured Notes 12.250% Senior Secured Notes 6.000% Exchangeable Notes Revolving Credit Facility ($875 million) Term Loan A 10.250% Senior Secured Notes 5.375% Exchangeable Notes New 5.875% Senior Unsecured Notes New 6.125% Senior Unsecured Notes $0.0 $1.8 $0.8 $0.9 $5.1 $1.0 $2.7 Facilities typically would be refinanced prior to maturity

ILLUSTRATIVE LIQUIDITY PROFILE*

Illustrative Liquidity*	
($ in Billions)	
Liquidity (As of 31-Dec)	~$3.3
(-) Customer refunds payable (As of 31-Dec)	~($0.1)
(+) March senior unsecured notes offering	~$1.1
(-) Repayment of Pride of America & Norwegian Jewel credit facilities	~($0.45)
(+) March common equity offering[1]	~$1.4
(-) Repayment of *L* Catterton private exchangeable notes	~($1.0)
Total Liquidity	**~$4.2B**
Estimated health and safety initiatives and other collateral obligations	~($0.3)
Net Liquidity*	**~$3.9B**

1. Does not include the over-allotment of up to 5M shares, which the underwriter may still exercise.
* Illustrative liquidity does not reflect the impact of cash burn (please see below and right-hand column for a discussion of potential cash burn).

- Q4 2020 average cash burn was ~$190M/month including ~$15M/month of relaunch-related expenses as the Company began preparations for a phased return to service in early 2021, in connection with the CDC Conditional Order, which did not materialize.
- Q1 2021 average cash burn rate is expected to temporarily remain elevated at ~$190M/month, or ~$170M/month excluding non-recurring debt modification costs, as we ramp down relaunch-related expenses and repatriate crew.
  - Incurred ~$60M of one-time debt modification costs in Q1 as a result of successful debt deferral and newbuild payment extensions which have resulted in ~$1B of additional liquidity over the next 12 months.
- Once the ramp down of relaunch-related expenses is complete, the average cash burn rate is expected to decrease and remain at reduced levels until return to service preparations resume.
- Cash advance ticket sales associated with future voyages is $0.3B as of December 31.

Cash burn rates include ongoing ship operating expenses, administrative operating expenses, interest expense, taxes and expected non-newbuild capital expenditures and excludes cash refunds of customer deposits as well as cash inflows from new and existing bookings, newbuild related capital expenditures and other working capital changes. Future cash burn rate estimates also exclude unforeseen expenses. The fourth quarter 2020 cash burn rate and first quarter 2021 estimate also reflect the deferral of debt amortization and newbuild related payments. Additional debt modification costs may be incurred in the future. Net liquidity is provided for illustrative purposes only and does not take into account all expected expenditures and commitments.

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

MEDIUM AND LONG - TERM FINANCIAL RECOVERY PLAN Upon resumption of voyages, attention will shift to medium and long - term financial recovery plan 16 Rebuild Margins 1 Maximize Cash Flow Generation 2 Optimize Balance Sheet 3

KEY TAKEAWAYS 17 Continued Focus on Roadmap to Relaunch ▪ Booking trends continue to indicate strong future demand for cruising ▪ While still early, 1H 2022 booked position is significantly ahead of 2019 levels with pricing in line when excluding FCCs Strong Demand for Cruising Continues Medium and Long - Term Financial Recovery Plan ▪ Upon resumption of voyages, attention will shift to medium and long - term financial recovery plan ▪ Focus on rebuilding margins, generating cash flow and optimizing balance sheet going forward ▪ Continue to develop enhanced health and safety protocols ▪ Address global port availability and travel restrictions ▪ Activate sales and marketing machine and stimulate demand ▪ Initiate gradual phased relaunch

APPENDIX 18

AGENDA Company Overview Financial Update Appendix

The Healthy Sail Panel (HSP), assembled in collaboration with Royal Caribbean Group and led by co - chairs Governor Mike Leavitt and Dr. Scott Gottlieb, consists of a group of globally recognized experts in public health, infectious diseases, medical research and maritime operations. HEALTHY SAIL PANEL MEMBERS

Action Plan

SECURED ADDITIONAL CAPITAL

Revolver Addition (March)	▪ Secured new short-term $675M revolving credit facility and drew down total amount of new and existing revolving credit facilities, resulting in ~$1.55B of cash added to the balance sheet
Quad-Tranche Raise (May)	▪ $675M of 12.25% senior secured notes due 2024 ▪ $862.5M of 6% exchangeable senior notes due 2024 ▪ $460M from a public offering of ordinary shares at $11 per share ▪ $400M in private investment from L Catterton (exchangeable senior notes)
Triple-Tranche Raise (July)	▪ $750M of 10.250% senior secured notes due 2026 (proceeds used in part to refinance $675M short-term revolving credit facility) ▪ $450M of 5.375% exchangeable senior notes due 2025 ▪ $288M from a public offering of ordinary shares at $15 per share
Equity Offering (November)	▪ $824M, net through a common equity offering at $20.80 per share to the public
Notes Offering December)	▪ $850M of 5.875% senior unsecured notes due 2026
Notes Offering (March)	▪ $575M of 5.875% senior unsecured notes due 2026 (tack-on to December offering) ▪ $525M of 6.125% senior unsecured notes due 2028
Equity Offering (March)	▪ $1.4B[1], net through a common equity offering at $30.00 per share to the public. $1B of proceeds used to fully repurchase L Catterton exchangeable senior notes

Raised ~$7.5 billion through various capital initiatives

1. Does not include the over-allotment of up to 5M shares, which the underwriter may still exercise.

Note: Figures based on gross offering proceeds before fees, repayments and use of proceeds unless otherwise noted.

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.

2021 - 2023 OUTLOOK 22 $ Billions 2021 2022 2023 Depreciation & Amortization $0.7 Interest Expense, net 1 $0.65 1 Newbuild - Related Capital Expenditures, Pre - Financing 2 $0.4 $1.6 $2.5 Export Credit Financing for Newbuild - Related Capital Expenditures $0.2 $0.8 $1.8 Newbuild - Related Capital Expenditures, Net of Financing $0.2 $0.8 $0.7 1. As of Q4 and FY 2020 earnings call on 2/25/21 and does not include subsequent transactions. Includes approximately $50 mil lio n of one - time debt modification costs in the first quarter 2021. Excludes approximately $10 million of associated lender fees incurred in the first quarter 2021 which are expected to be capitalized and amortized over the life of th e associated loans. 2. Includes all newbuild related capital expenditures including shipyard progress payments.

STRONG COMMITMENT TO ESG INITIATIVES

SAIL & SUSTAIN

- Global sustainability program, Sail & Sustain, is a core focus in everyday operations
- Dedicated ESG[1] department to enhance overall ESG strategy and coordinate across the organization
- ESG oversight by executive team and TESS[2] Committee of the Board of Directors
- In Q4 2020, released 2019 Stewardship report and announced improvement in CDP climate change score to "B" above the Marine Transport Sector, North America and Global average
- Launched unconscious bias, microaggressions and diversity and inclusion training in 2020
- Supplier diversity program resulted in 2019 spending increasing 36% YoY with diverse vendors in the US
- Named on Forbes' America's Best Employers 2021 list, ranking in the top 75 in the Large Employer category and in the top 10 in the Travel & Leisure sector
- Offering paid volunteer day for US shoreside team beginning in 2021 to support community involvement
- In 2020, Norwegian Cruise Line became the first major global cruise company to become plastic water bottle free with its partnership with JUST Goods, Inc.
- Joined industry commitment of 40% target reduction in rate of carbon emissions by 2030[3]
- Established partnerships with several leading environmental organizations:

Wyland Foundation · Ocean Conservancy · Alaska Raptor Center · NSU Florida · GHOF · Trash Free Seas Alliance · NAMEPA

55 MILLION
Plastic straws eliminated fleetwide annually

11 MILLION
Plastic water bottles eliminated fleetwide annually

Over 50%
of Company's Board of Directors comprised of members with diverse backgrounds

AMERICA'S BEST LARGE EMPLOYERS
Forbes 2021
POWERED BY STATISTA

[1] ESG is Environmental, Social and Governance.
[2] Technology, Environmental, Safety and Security.
[3] Commitment is for aggregate industry fleet emissions from 2008 baseline.

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NCLH NORWEGIAN CRUISE LINE HOLDINGS LTD.